LEGG MASON EUROPE FUND
                   (a series of Legg Mason Global Trust, Inc.)

   Supplement to the Primary Class and Class A Prospectus dated April 30, 2002
     Supplement to the Institutional Class Prospectus dated April 30, 2002

            The  Board of  Directors  of Legg  Mason  Global  Trust,  Inc.  (the
"Company") has approved the submission to the shareholders of its series, Legg Mason Europe Fund ("Europe Fund"), of an Agreement and Plan of Reorganization and Termination ("Plan"). Under the Plan, Europe Fund would transfer all of its assets and liabilities to Legg Mason International Equity Trust ("International Equity Trust"), another series of the Company. If Europe Fund shareholders approve the Plan, they will receive shares of International Equity Trust equal in aggregate value to their shares in Europe Fund on the date of the transfer. Europe Fund will cease operations shortly thereafter.

            A shareholder meeting date of April 30, 2003, has been set for shareholders of record of Europe Fund as of March 14, 2003 to vote on the Plan. If the Plan is approved, it is anticipated that the transfer will be effected by the end of May 2003. More information about the proposed merger will be provided to Europe Fund shareholders in proxy solicitation materials that are expected to be mailed in March 2003.

            You may continue to buy and redeem shares of Europe Fund prior to the closing of the proposed acquisition. However, if the merger is approved, sales of new shares of Europe Fund are expected to be suspended approximately five days prior to the consummation of the merger.

                  THIS SUPPLEMENT IS DATED FEBRUARY 14, 2003.